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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 relating to the 2001 Incentive Plan of Pennzoil-Quaker State Company of our report dated March 15, 2001 included in the Pennzoil-Quaker State Company Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this registration statement.


                                                   ARTHUR ANDERSEN LLP


Houston, Texas
May 10, 2001